UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2014

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 8, 2014, Career Education Corporation (the “Company”) announced that President and CEO Scott Steffey and Chief Financial Officer Reid Simpson will present at the BMO Capital Markets “14th Annual Back to School Education Conference” on September 18, 2014, at the Grand Hyatt Hotel in New York City. The Company’s presentation is scheduled for 10:45 a.m. Eastern time and will be webcast live and archived for 90 days on the Company’s website in the Investor Relations section at www.careered.com. A copy of the presentation materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The presentation materials are also available in the Investor Relations section of the Company’s website at www.careered.com. The Company disclaims any obligation to correct or update these presentation materials in the future. Information in these presentation materials was discussed during certain investor meetings on September 17, 2014.

The information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Forward—Looking Statements

Statements in the presentation contain “forward-looking statements,” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the Company’s current expectations regarding its future growth, results of operations, cash flows, performance and business prospects and opportunities, as well as assumptions made by, and information currently available to, the Company’s management. These statements are based on information currently available to the Company and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Item 1A,“Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and its subsequent filings with the Securities and Exchange Commission, that could cause the Company’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason.

Non-GAAP Financial Measures

The presentation contains certain financial information that is presented on a non-GAAP basis. The most directly comparable GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided at the end of the presentation, and the presentation (including the reconciliation) has been posted to the Investor Relations section of the Company’s website at www.careered.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

99.1	Investor Presentation Fall 2014 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and Corporate Secretary

Dated: September 18, 2014

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Investor Presentation Fall 2014 (furnished pursuant to Item 7.01)